Q Lotus Holdings, Inc.

A Diversified Financial

Holding Company

QLOTUS

500 N Dearborn St, Suite 605

Chicago, IL 60654

(312) 379-1800

April 2, 2012

Frank Powers
1 Hughes Center Dr, Unit 1604
Las Vegas, NV 89169

Re: 4th Amendment to Promissory Note

Dear Frank:

In accordance with our discussions, Q Lotus Holdings, Inc. and Frank Powers hereby agree to amend the Promissory Note dated December 1, 2011 (as amended, supplemented or otherwise modified from time to time) between Q Lotus Holdings, Inc. and Frank Powers in the amount of one hundred thousand dollars ($100,000) such that, notwithstanding anything contained in the Promissory Note to the contrary:

1. The Maturity Date for the aggregate principal balance equal to two hundred thirty thousand dollars ($230,000) is hereby extended to May 31, 2012.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By: Gary Rosenberg
Gary Rosenberg
Its: CEO

Understood and Agreed to this 11 day of April, 2012.

By: Frank Powers
Frank Powers